EXHIBIT 99.3


Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2003 Second Quarter
                                Net Income (Loss)
                                  ($ millions)

                                          REPORTED                                                     CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME          EARNINGS
                                        ------------     -------------------------------------     ------------
Oil & Gas                               $        637                                               $        637

Chemical                                          43                                                         43

Corporate
  Interest on debt, net                          (53)                                                       (53)
  Trust pfd distributions & other                (11)                                                       (11)
    Other                                        (75)                                                       (75)
    Taxes                                       (167)                                                      (167)

                                        ------------     ------------                              ------------
NET INCOME                              $        374     $         --                              $        374
                                        ============     ============                              ============


BASIC EARNINGS PER SHARE
NET INCOME                              $       0.98                                               $       0.98
                                        ============                                               ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2002 Second Quarter
                                Net Income (Loss)
                                  ($ millions)

                                          REPORTED                                                     CORE
                                           INCOME        SIGNIFICANT ITEMS AFFECTING INCOME          EARNINGS
                                        ------------     -------------------------------------     ------------
Oil & Gas                               $        421                                               $        421

Chemical                                          34                                                         34


Corporate
  Interest on debt, net                          (74)                                                       (74)
   Trust pfd distributions & other                (9)                                                        (9)
  Other                                          (30)                                                       (30)
  Taxes                                         (101)                                                      (101)

                                        ------------     ------------                              ------------
Income from continuing operations                241               --                                       241
Discontinued operations, net                      (1)               1  Discontinued operations               --
                                        ------------     ------------                              ------------
NET INCOME                              $        240     $          1                              $        241
                                        ============     ============                              ============


BASIC EARNINGS PER SHARE
Income from continuing operations       $       0.64                                               $       0.64
Discontinued operations, net                      --                                                         --
                                        ------------                                               ------------
NET INCOME (LOSS)                       $       0.64                                               $       0.64
                                        ============                                               ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                              2003 First Six Months
                                Net Income (Loss)
                                  ($ millions)

                                               REPORTED                                                               CORE
                                                INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                             ------------     -----------------------------------------------     ------------
Oil & Gas                                    $      1,364                                                         $      1,364

Chemical                                               78                                                                   78

Corporate
  Interest on debt, net                              (177)              61  Debt remarket fee                             (116)
   Trust pfd distributions & other                    (22)                                                                 (22)
  Other                                              (131)                                                                (131)
  Taxes                                              (345)             (21) Tax effect of adjustments                     (366)

                                             ------------     ------------                                        ------------
Income from continuing operations                     767               40                                                 807
Cumulative effect of accounting changes               (68)              68  Cumulative effect of acct changes               --
                                             ------------     ------------                                        ------------
NET INCOME                                   $        699     $        108                                        $        807
                                             ============     ============                                        ============

BASIC EARNINGS PER SHARE
Income from continuing operations            $       2.02                                                         $       2.12
Cumulative effect of accounting changes             (0.18)                                                                  --
                                             ------------                                                         ------------
BASIC EARNINGS PER SHARE                     $       1.84                                                         $       2.12
                                             ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                              2002 First Six Months
                                Net Income (Loss)
                                  ($ millions)

                                               REPORTED                                                               CORE
                                                INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                             ------------     -----------------------------------------------     ------------
Oil & Gas                                    $        727                                                         $        727

Chemical                                                3                                                                    3


Corporate
  Interest on debt, net                              (144)                                                                (144)
   Trust pfd distributions & other                    (21)                                                                 (21)
  Other                                               (56)                                                                 (56)
  Taxes                                              (145)                                                                (145)

                                             ------------     ------------                                        ------------
Income from continuing operations                     364               --                                                 364
Discontinued operations, net                           (4)               4  Discontinued operations                         --
Cumulative effect of accounting changes               (95)              95  Cumulative effect of acct changes
                                             ------------     ------------                                        ------------
NET INCOME                                   $        265     $         99                                        $        364
                                             ============     ============                                        ============


BASIC EARNINGS PER SHARE
Income from continuing operations            $       0.97                                                         $       0.97
Discontinued operations, net                        (0.01)                                                                  --
Cumulative effect of accounting changes             (0.25)                                                                  --
                                             ------------                                                         ------------
NET INCOME (LOSS)                            $       0.71                                                         $       0.97
                                             ============                                                         ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
         ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

PRE-TAX
INCOME / (EXPENSE)                                  SECOND QUARTER                           SIX MONTHS
                                             -----------------------------          -----------------------------
                                                 2003             2002                  2003             2002
                                             ------------     ------------          ------------     ------------
OIL & GAS
Exploration asset write-offs                           --              (33)                   --              (33)
Gain on sale of GOM assets 1                           14               --                    14               --

CHEMICALS
Reorganizations / severance                           (15)              --                   (15)             (14)
Equistar equity earnings                               --               (4)                   --              (40)
Chlorine derivatives asset impairment                  (9)              --                    (9)              --

CORPORATE
Equity earnings                                       (15)              --                   (38)              --
Environmental remediation                             (13)              --                   (13)              --

1 Amount shown after-tax

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2003 SECOND QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                                    SECOND              FIRST
                                                   QUARTER             QUARTER
                                                     2003                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      637          $      727          $      (90)
CHEMICAL                                                  43                  35                   8
CORPORATE
  INTEREST ON DEBT, NET                                  (53)               (124)                 71
  TRUST PFD DISTRIBUTIONS & OTHER                        (11)                (11)                 --
  OTHER                                                  (75)                (56)                (19)
  TAXES                                                 (167)               (178)                 11
                                                  ----------          ----------          ----------
INCOME FROM CONTINUING OPERATIONS                        374                 393                 (19)
CUMULATIVE EFFECT OF ACCOUNTING CHANGES                   --                 (68)                 68
                                                  ----------          ----------          ----------
NET INCOME                                        $      374          $      325          $       49
                                                  ==========          ==========          ==========


BASIC EARNINGS PER SHARE                          $     0.98          $     0.86          $     0.12
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       32%                 31%                 -1%
                                                  ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2003 SECOND QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                                    SECOND              FIRST
                                                   QUARTER             QUARTER
                                                     2003                2003               B / (W)
                                                  ----------          ----------          ----------
OIL & GAS                                         $      637          $      727          $      (90)
CHEMICAL                                                  43                  35                   8
CORPORATE
INTEREST ON DEBT, NET                                    (53)                (63)                 10
TRUST PFD DISTRIBUTIONS & OTHER                          (11)                (11)                 --
OTHER                                                    (75)                (56)                (19)
TAXES                                                   (167)               (199)                 32
                                                  ----------          ----------          ----------
NET INCOME                                        $      374          $      433          $      (59)
                                                  ==========          ==========          ==========

BASIC EARNINGS PER SHARE                          $     0.98          $     1.14          $    (0.16)
                                                  ==========          ==========          ==========

EFFECTIVE TAX RATE                                       32%                 31%                 -1%
                                                  ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 2nd Quarter                                       $    637
     2003 1st Quarter                                            727
                                                            --------
                                                            $    (90)
                                                            ========


     Price Variance                                         $   (133)

     Volume Variance                                              29

     Exploration Expense Variance                                 (1)

     All Other                                                    15
                                                            --------
                                        TOTAL VARIANCE      $    (90)
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 2nd Quarter                                       $     43
     2003 1st Quarter                                             35
                                                            --------
                                                            $      8
                                                            ========


     Sales Price                                            $     32

     Sales Volume/Mix                                            (12)

     Operations/Manufacturing                                      8

     All Other                                                   (20)
                                                            --------
                                        TOTAL VARIANCE      $      8
                                                            ========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                     2003 SECOND QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                          SECOND              SECOND
                                         QUARTER             QUARTER
                                           2003                2002               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      637          $      421          $      216
CHEMICAL                                        43                  34                   9
CORPORATE
  INTEREST ON DEBT, NET                        (53)                (74)                 21
  TRUST PFD DISTRIBUTIONS & OTHER              (11)                 (9)                 (2)
  OTHER                                        (75)                (30)                (45)
  TAXES                                       (167)               (101)                (66)
                                        ----------          ----------          ----------
INCOME FROM CONTINUING OPERATIONS              374                 241                 133
DISCONTINUED OPERATIONS, NET                    --                  (1)                  1
                                        ----------          ----------          ----------
NET INCOME                              $      374          $      240          $      134
                                        ==========          ==========          ==========

BASIC EARNINGS PER SHARE                $     0.98          $     0.64          $     0.34
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             32%                 29%                 -3%
                                        ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                     2003 SECOND QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                          SECOND              SECOND
                                         QUARTER             QUARTER
                                           2003                2002               B / (W)
                                        ----------          ----------          ----------
OIL & GAS                               $      637          $      421          $      216
CHEMICAL                                        43                  34                   9
CORPORATE
  INTEREST ON DEBT, NET                        (53)                (74)                 21
  TRUST PFD DISTRIBUTIONS & OTHER              (11)                 (9)                 (2)
  OTHER                                        (75)                (30)                (45)
  TAXES                                       (167)               (101)                (66)
                                        ----------          ----------          ----------
NET INCOME                              $      374          $      241          $      133
                                        ==========          ==========          ==========

BASIC EARNINGS PER SHARE                $     0.98          $     0.64          $     0.34
                                        ==========          ==========          ==========

EFFECTIVE TAX RATE                             32%                 29%                 -3%
                                        ==========          ==========          ==========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 2nd Quarter                                       $    637
     2002 2nd Quarter                                            421
                                                            --------
                                                            $    216
                                                            ========


     Price Variance                                         $    201

     Volume Variance                                              30

     Exploration Expense Variance                                 30

     All Other                                                   (45)
                                                            --------
                                        TOTAL VARIANCE      $    216
                                                            ========


     ======================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

     2003 2nd Quarter                                       $     43
     2002 2nd Quarter                                             34
                                                            --------
                                                            $      9
                                                            ========


     Sales Price                                            $    130

     Sales Volume/Mix                                            (20)

     Operations/Manufacturing                                    (76) *

     All Other                                                   (25)
                                                            --------
                                        TOTAL VARIANCE      $      9
                                                            ========

     * Higher energy and feedstock costs.

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                            SECOND QUARTER                   SIX MONTHS
                                        ---------------------          ---------------------
                                          2003         2002              2003         2002
                                        --------     --------          --------     --------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                       California             81           86                79           88
                          Permian            151          143               147          141
                    Horn Mountain             19           --                16            3
                          Hugoton              3            3                 4           --
                                        --------     --------          --------     --------
                            TOTAL            254          232               246          232
    NATURAL GAS (MMCF)
                       California            252          290               257          298
                          Hugoton            143          150               143          154
                          Permian            131          125               125          127
                    Horn Mountain             15           --                10           --
                                        --------     --------          --------     --------
                            TOTAL            541          565               535          579
  LATIN AMERICA
    CRUDE OIL (MBL)
                         Colombia             36           42                37           39
                          Ecuador             18           12                17           13
                                        --------     --------          --------     --------
                            TOTAL             54           54                54           52
  MIDDLE EAST AND OTHER
   EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                             Oman             11           15                12           16
                         Pakistan             10            9                10            8
                            Qatar             51           43                49           43
                            Yemen             35           33                37           40
                                        --------     --------          --------     --------
                            TOTAL            107          100               108          107
    NATURAL GAS (MMCF)
                         Pakistan             77           50                76           50

 BARRELS OF OIL EQUIVALENT (MBOE)
---------------------------------

CONSOLIDATED SUBSIDIARIES                    518          489               510          496
OTHER INTERESTS
  COLOMBIA - MINORITY INTEREST                (5)          (5)               (4)          (5)
  RUSSIA - OCCIDENTAL NET INTEREST            30           28                30           27
  YEMEN - OCCIDENTAL NET INTEREST              1           --                 2           --
                                        --------     --------          --------     --------
  TOTAL WORLDWIDE PRODUCTION (MBOE)          544          512               538          518
                                        ========     ========          ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]


                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------

                                      SECOND QUARTER                SIX MONTHS
                                   --------------------        --------------------
                                     2003        2002            2003        2002
                                   --------    --------        --------    --------
OIL & GAS:
----------
   PRICES
   UNITED STATES
   Crude Oil ($/BBL)                  26.89       23.88           29.15       21.35
   Natural gas ($/MCF)                 5.46        2.92            4.89        2.64

   LATIN AMERICA
   Crude oil ($/BBL)                  25.01       22.78           28.06       20.67

   MIDDLE EAST AND OTHER
     EASTERN HEMISPHERE
   Crude oil ($/BBL)                  25.22       24.27           27.71       22.15
   Natural Gas ($/MCF)                 1.91        2.04            1.91        2.28

                                      SECOND QUARTER                SIX MONTHS
                                   --------------------        --------------------
                                     2003        2002            2003        2002
                                   --------    --------        --------    --------
Exploration Expense
   Domestic                        $     20    $     44        $     45    $     54
   Latin America                          5           7               6          14
   Middle East and Other                  4           8               6          18
   Eastern Hemisphere
                                   --------    --------        --------    --------
          TOTAL                    $     29    $     59        $     57    $     86
                                   ========    ========        ========    ========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                                 Volume (M Tons)

                                 SECOND QUARTER                    SIX MONTHS
                              ---------------------          ---------------------
MAJOR PRODUCTS                  2003         2002              2003         2002
                              --------     --------          --------     --------
  Chlorine                         664          735             1,350        1,436
  Caustic                          719          743             1,356        1,317
  Ethylene Dichloride              108          140               239          292
  PVC Resins                       872        1,151             1,935        2,193


                                    CHEMICALS
                                 Prices (Index)

                                 SECOND QUARTER                    SIX MONTHS
                              ---------------------          ---------------------
MAJOR PRODUCTS                  2003         2002              2003         2002
                              --------     --------          --------     --------
  Chlorine                        1.81         0.77              1.72         0.64
  Caustic                         0.87         0.66              0.84         0.79
  Ethylene Dichloride             1.17         1.29              1.21         0.94
  PVC Resins                      0.97         0.70              0.92         0.62


CHLORINE
--------
OXYCHEM COMMENTARY
------------------
o The expected seasonal demand improvement was hindered by Spring weather that was both cooler and wetter than normal. This resulted in a slower than anticipated start to the bleach and water treatment season and reduced construction activity.
o Pricing improved in the 2nd quarter as the $70 per ton price increase, announced for April 1st, was implemented where contract terms permitted.
o Concerns over product availability in the vinyl's chain resulted in demand peaking earlier in 2003 versus previous years. Consequently, chlorine operating rates came under pressure in the 2nd quarter as customers worked down inventories built in the 1st quarter.
o Chlorine industry operating rates declined approximately 1% in the 2nd quarter versus 1st quarter 2003.

Investor Relations Supplemental Schedules

[OXY LOGO]


INFLUENCING FACTORS:
--------------------
Demand is expected to pick up in the 3rd quarter as downstream inventories are depleted, but will continue to be impacted by weak overall economic conditions.


CAUSTIC
-------
OXYCHEM COMMENTARY
------------------
o Demand for caustic soda improved marginally over the 1st quarter led by the seasonal demand for bleach. Volume into the refining and organic markets also showed slight improvement over the prior quarter. Continued improvement is expected through the 3rd quarter.

o As a result of higher natural gas pricing in the 1st quarter, U.S. producers announced a $125 per ton price increase for domestic liquid caustic soda in the 2nd quarter. However, this price increase was only marginally successful due to strong competitive activity and a decline in natural gas pricing from 1st quarter levels. Aggressive pricing from import liquid caustic soda has also adversely impacted the domestic market.

INFLUENCING FACTORS:
--------------------
Supply and demand for caustic soda remains precariously balanced. Forecasted improvement in the U.S. manufacturing sector is expected to lead to a gradual upswing in caustic soda demand. Tightening of caustic supply and higher energy costs would provide an incentive for future price increases.


EDC
---
OXYCHEM COMMENTARY
------------------
o Strong demand in the 1st quarter led to rising prices and increased inventories throughout the Far East vinyl's chain. Demand began to falter in the 2nd quarter due to the uncertainty associated with Iraq and the SARS outbreak. As a result, prices fell quickly before beginning a slow recovery in mid May.
o Recent price improvements have been dampened by reduced VCM production due to scheduled EDC outages in the 2nd quarter. The completion of the outages should lead to price improvement in the 3rd quarter but will be very dependent on downstream PVC demand in China.

Investor Relations Supplemental Schedules

[OXY LOGO]


INFLUENCING FACTORS:
--------------------
Continued economic recovery in Asia and the U.S. are required for sustainable improvement. China's ability to produce PVC without EDC could hamper growth. Also uncertain is the impact of duties imposed by China on select PVC importers.


PVC/VCM
-------
OXYCHEM COMMENTARY
------------------
o Sales were weak in the 2nd quarter as end users drew down inventories built in the 1st quarter. Softness in the underlying demand worsened the slowdown.
o Resin producers have reduced output in an effort to control inventories. 2nd quarter resin inventories are expected to end at or slightly below beginning year levels. High costs continue to limit incremental production for exports and the spot market.
o Capacities still exclude the former Borden Geismar and Addis facilities, which remain idle. With the weakness in the domestic market and the import duties implemented in China, the expectation is that the Addis facility will start up no earlier than the 1st quarter of 2004, if then. There is little indication that the Geismar PVC plant will restart in the near future.
o After 1st quarter price increases totaling $.06/lb, another price increase of $.02/lb was implemented in April. May prices were flat with April, while June prices dropped $.01/lb in certain markets. Most producers are supporting an announced $.02/lb increase for August.
o Demand for PVC exports improved slightly in the 2nd quarter due mostly to outages in Asia. After declining initially, prices stabilized at 1st quarter levels of $650/MT.
o Demand for VCM fell as PVC sales declined in North America. VCM sales to Latin America also weakened due to reduced local demand and increased PVC exports from the U.S.
o Export VCM prices began the quarter at $550-$560/MT and ended the quarter at $480/MT.

INFLUENCING FACTORS:
--------------------
Margins gained through PVC price increases and lower raw material costs are largely offset by volume reductions. Volume and margin improvement is dependant on the strengthening of underlying demand and economic recovery.

Investor Relations Supplemental Schedules

[OXY LOGO]


                         SUMMARY OF OPERATING STATISTICS

                                         SECOND QUARTER                   SIX MONTHS
                                     ---------------------          ---------------------
CAPITAL EXPENDITURES ($MM)             2003         2002              2003         2002
                                     --------     --------          --------     --------
  Oil & Gas
    California                       $     53     $     61          $     97     $    121
    Permian                                60           44               115          103
    Other - U.S.                           12           28                26           44
    Latin America                          30           42                37           51
    Middle East and Other                 128           94               233          178
      Eastern Hemisphere
  Chemicals                               205 1         21               273 2         35
  Corporate                                 5           13                10           25
                                     --------     --------          --------     --------
          TOTAL                      $    493     $    303          $    791     $    557
                                     ========     ========          ========     ========

1  Includes $180 for buyout of VCM plant lease
2 Includes $180 for buyout of VCM plant lease and $44 for buyout of railcar leases


                                         SECOND QUARTER                   SIX MONTHS
DEPRECIATION, DEPLETION &            ---------------------          ---------------------
  AMORTIZATION OF ASSETS ($MM)         2003         2002              2003         2002
                                     --------     --------          --------     --------
  Oil & Gas
    Domestic                         $    158     $    147          $    323     $    296
    Latin America                          14            9                27           18
    Middle East and Other                  62           48               122          101
      Eastern Hemisphere
  Chemicals                                48           47                92           95
  Corporate                                 4            2                 7            4
                                     --------     --------          --------     --------
          TOTAL                      $    286     $    253          $    571     $    514
                                     ========     ========          ========     ========

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

                                                              30-JUN-03         31-DEC-02
                                                            -------------     -------------
CAPITALIZATION

Oxy Long-Term Debt (including current maturities)           $       4,093 1   $       4,203

Trust Preferred Securities                                            454               455

Subsidiary Preferred Stock                                             75                75

Others                                                                 26                26
                                                            -------------     -------------

                    TOTAL DEBT                              $       4,648     $       4,759
                                                            =============     =============


EQUITY                                                      $       7,054     $       6,318
                                                            =============     =============

Total Debt To Total Capitalization                                    40%               43%
                                                            =============     =============

1  Includes $56 million due to the adoption of FIN 46

Investor Relations Supplemental Schedules

[OXY LOGO]


Portions of this presentation are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties that could significantly affect expected results. No assurance can be given that the results or statement of expectations or beliefs will be attained. Factors that may cause actual results to differ materially are contained in the March 31, 2002 form 10-K on file with the SEC.


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